UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21479

Madison Harbor Balanced Strategies, Inc.

(Exact name of Registrant as specified in charter)

Madison Harbor Balanced Strategies, Inc.

1177 Avenue of the Americas, 44th Floor

New York, NY 10036

(Address of principal executive offices)

Madison Harbor Balanced Strategies, Inc.

Edward M. Casal, Chief Executive Officer

1177 Avenue of the Americas, 44th Floor

New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-380-5500

Date of fiscal year end: March 31, 2016

Date of reporting period: September 30, 2015

Item 1.	Reports to Shareholders.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.

Managed by

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the “Fund”).

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund’s shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund’s outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter to Shareholders

November 11, 2015

Dear Shareholders,

While the pace of the US economy as gauged by some of the key economic statistics has varied during 2015, the economy has continued to expand with annualized Gross Domestic Product (GDP) growth reported at 3.9% for Q2 and 1.5% for Q3. The stronger GDP growth figure for Q2 was mainly attributed to positive contributions from personal consumption, non-residential fixed investment, state and local government spending, residential fixed investment and exports. Similarly, the payroll data figures have shown improvement at varying levels during 2015, with for example the September jobs figure disappointing at only 137,000 new jobs, while October saw the strongest job growth of the year with an increase of 271,000 jobs.

Meanwhile, due to factors including intense market volatility in late summer and a slowdown in China, the Fed decided against raising the benchmark Fed Funds interest rate in September. Nevertheless, we believe that the US economy will continue to grow at a moderate pace through the remainder of 2015 and that the first rate hike by the Fed is likely to take place at the end of this year or the beginning of next, when the policy makers start reacting to continued improvements in the economy and labor market conditions.

US real estate markets remain strong, with positive returns reported across all sectors. According to CoStar’s data on the top 54 US markets, the office, retail and industrial sectors all witnessed drops in vacancy rates in Q2 2015. In prime office markets, rental growth continued its positive trajectory, with San Francisco and Los Angeles recording the strongest rental uplifts in Q2, at +4.6% and +1.8% respectively. The data in San Francisco reflects strong tenant demand and a thriving technology sector. Also of note is the negative rental growth reported for Houston in Q1 turned positive in Q2, up by 1.2% quarter-on-quarter.

Real estate investment returns as tracked by NCREIF have continued their strong run, with the NPI1 gaining 3.1% in both Q2 and Q3 2015. The NPI has now reported positive returns for 23 consecutive quarters, dating to Q1 2010. The industrial sector led the way in both Q1 and Q2, with total returns of 3.8% and 3.7%, respectively. While the US real estate market is showing some signs characteristic of the later stages of the real estate cycle, the triggers for a near-term change in trajectory are hard to identify at this point.

We believe that the outlook for the US economy for the balance of 2015 and into 2016 is favorable. This view extends to the commercial real estate market, with tenant demand generally improving although geographic differences need to be well understood. With the extended run of positive performance for real estate, value can be hard to find, yet we believe opportunities remain as mispricing can be identified in certain markets and specific assets.

Net Asset Value

The Fund’s net asset value at September 30, 2015, was $535.75 per share, which represents a total return of +0.88% for the quarter after adjusting for the $50.00 per share distribution paid to shareholders in August. The Fund’s return for the trailing 12 months was +14.39%, which also incorporates distributions to shareholders,

[1]	National Council of Real Estate Investment Fiduciaries (“NCREIF”) Property Index (“NPI”) is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the private market for investment purposes only.

Past performance is no guarantee of future results.

which have totaled $150.00 per share for the past year. In comparison, NCREIF’s NPI returned +3.09% for Q3 and +13.47% over the past twelve months, with the Fund trailing for the quarter but outperforming over the past year. Distributions paid since inception total $327.57 per share, which when combined with the current NAV sum to $863.32 per share, which compares with the Fund’s original offering price of $1000.00 per share. On this basis, the Fund’s current equity multiple (current NAV plus distributions paid since inception, divided by the offering price) is 0.86x.

Distributions

The Fund’s underlying managers continue to sell properties and return cash to the Fund, and in turn the Fund has continued making distributions to shareholders, including $50.00 per share in August and another $50.00 per share just paid in November. The Fund has now returned $275.00 per share to shareholders over the past two years.

Outlook

The Fund’s performance has been improving slowly since the depths of the 2008/2009 financial crisis due to the active asset management work of our underlying managers coupled with the growing US economy and strengthening US real estate market. Three of the 14 underlying funds have now fully liquidated their portfolios and the remaining funds include a subset of those actively selling all remaining assets and others that are selling some properties but still working to create additional value at others before bringing them to market. As the underlying funds sell properties and return cash to the Fund, we will in turn continue passing that cash through to shareholders in the form of distributions. This process will continue until the portfolio and the Fund are fully liquidated.

The global financial crisis hit during the Fund’s investment period, delaying our underlying funds’ investment processes and business plan execution, however, we are encouraged by the progress made by the underlying managers in adding value to their portfolios, selling assets and returning cash to the Fund. We appreciate the patience shown by our shareholders and look forward to returning additional capital as we move forward.

Our investment philosophy remains focused on the use of fundamental research to identify a range of real estate opportunities that we believe offer attractive risk-reward dynamics, and we continue to manage the Fund in that context. We place tremendous value on our relationship with you as investment partners and, as always, stand ready to respond to any questions you may have.

Sincerely,

Edward M. Casal	Russell H. Bates
Chairman and	President
Chief Executive Officer

Past performance is no guarantee of future results.

Your Portfolio*

Through September 30, 2015, the Fund had invested $44.1 million in its portfolio of 14 private equity real estate funds, and these funds had returned $24.7 million in distributions, including $3.5 million in recallable capital. After adjusting for released commitments and recallable/recalled distributions, the remaining commitments to the underlying funds total $1.5 million. At September 30, 2015, the Fund’s cash and other liquid assets net of liabilities totaled $4.2 million, with $1.0 million of that invested in short-duration government sponsored agency mortgage-backed securities with the goal of capital preservation and moderate income production. Just over $2.0 million of the Fund’s cash was used to make the $50.00 per share distribution to shareholders paid in November.

Consistent with the Fund’s standard practice, which is a function of the inherent quarterly lag in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds’ Q2 2015 financial statements, which do not account for any Q3 2015 activity. In addition, US GAAP accounting rules require the Fund to adjust, when it deems necessary, each reported underlying fund valuation to our determination of fair value. At September 30, 2015, the Fund’s fair value adjustment came to -$0.3 million, which compares with an adjustment of -$0.5 million at June 30, 2015.

The table below provides a snapshot of the status of each of the underlying fund investments, including a “Current Multiple” figure, which is computed simply as the Current Valuation plus Distributions Received, divided by Called Capital. These multiples provide a quick look at where each fund now stands and range from 0.1x for Legacy II to 1.6x for Exeter. The overall multiple on the portfolio at end of September was unchanged for the quarter at 0.95x.

Portfolio of Underlying Funds

September 30, 2015 (in $ millions)

	Vintage	Committed	Called	Distributions	Current	Current	Remaining
Underlying Fund	Year	Capital	Capital	Received	Valuation	Multiple(1)	Commitment
Barrow Street III	2005	$4.4	$4.2	$1.3	$0.7	0.5x	$0.2
Exeter	2007	5.0	4.8	4.3	3.6	1.6x	0.3
Almanac IV (2)	2004	2.0	2.1	3.1	—	1.5x	—
Guardian II (2)	2004	1.5	1.5	1.0	—	0.7x	—
Harrison Street I	2006	5.3	5.1	3.5	1.6	1.0x	0.2
Keystone II	2005	2.5	2.5	0.5	—	0.2x	—
Legacy Partners I	2005	2.0	2.0	0.5	1.0	0.7x	—
Legacy Partners II	2006	2.8	2.8	—	0.4	0.1x	—
Legg Mason II	2005	1.5	1.5	1.3	0.7	1.4x	—
Parmenter III	2006	2.5	2.7	0.8	0.3	0.4x	—
RREEF III	2003	1.5	1.5	0.8	0.3	0.7x	—
Thor II	2007	5.0	6.5	4.1	4.3	1.3x	0.8
Pearlmark II (3)	2004	1.5	1.9	1.2	—	0.6x	—
Urban American II	2007	5.0	5.0	2.3	4.4	1.3x	—

Total		$42.5	$44.1	$24.7	$17.3	0.95x	$1.5

(1)	Portfolio Current Multiple excludes impact of Fund level fees, expenses, cash and fixed income activity.
(2)	Almanac and Guardian portfolios fully liquidated in 2015.
(3)	Pearlmark II was liquidated in 2012.
*

All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and Adviser best estimates.

Past performance is no guarantee of future results.

Returns reported by the underlying funds for the second quarter were generally positive, with eight funds reporting gains versus four with negative results and one unchanged. Importantly, each of the four largest funds reported positive performance, led by Thor at +5% and Exeter at +4%. Parmenter was the weakest performer at -52% for the quarter as the manager reduced the valuation on the largest of the fund’s three remaining assets to reflect the possibility that the lead tenant in the building might not renew its lease. We will note that the impact on the Fund of this mark down was relatively limited as Parmenter was less than 4% of the portfolio at the beginning of the quarter.

In July, Guardian closed on the sale of its portfolio and that fund is now effectively liquidated although the manager anticipates making a small residual distribution in 2016. With Almanac fully liquidated earlier in 2015, three of the original 14 funds have now been liquidated.

During Q3 2015, the Fund received distributions totaling $1.9 million from the underlying funds, equal to just under 5% of the Fund’s capital commitments, led by $0.9 million from Thor, $0.5 million from Guardian and $0.2 million from Urban American.

No capital was called during the quarter, but following Guardian’s portfolio sale in July, the remaining commitment to that fund was released, which took the Fund’s total uncalled commitments down by $0.1 million to $1.5 million. Thor continues to account for the largest portion of the uncalled capital at $0.8 million with the remainder spread among Barrow, Exeter and Harrison. While we feel it is unlikely that these funds will call down a significant amount, if any, of the remaining capital, we continue to maintain a conservative policy of fully reserving for the uncalled amounts.

The remaining portfolio continues to be well diversified by region and property sector as detailed in the charts below. These diversification figures are based on the current underlying fund portfolios as valued by the fund managers, based on the most recent available data. The relatively large allocation to the Eastern US primarily reflects the portfolios of the three largest remaining funds, Urban American, Thor and Exeter, which have a majority of their properties in the Eastern US.

Past performance is no guarantee of future results.

Madison Harbor Balanced Strategies, Inc.

Financial Statements

Statement of Assets and Liabilities

September 30, 2015 (Unaudited)

Assets
Investments at fair value (cost $26,405,079)	$19,166,815
Cash and cash equivalents	2,687,938
Accrued interest receivable	2,698
Prepaid expenses and other assets	6,054

Total Assets	21,863,505

Liabilities
Accrued expenses and other liabilities	245,683
Management fees payable	40,393

Total Liabilities	286,076

Net Assets	$21,577,429

Net Assets
Components of net assets:
Common Stock (par value $0.0001, 300,000 shares authorized, 40,275 shares issued and outstanding) and Paid-in capital	$40,575,862
Return of capital distributions in excess of net investment loss	(10,147,421)
Accumulated net realized loss on investments	(1,612,748)
Accumulated net unrealized depreciation on investments	(7,238,264)

Net Assets	$21,577,429

Net Asset Value Per Share	$535.75

See accompanying notes to financial statements.

Schedule of Investments

September 30, 2015 (Unaudited)

Description	Commitment or Principal Amount	Unfunded Commitment	Value	% of Net Assets
Private Equity Real Estate Funds (“Underlying Funds”)(1)
Urban American Real Estate Fund II, LP	$5,000,000	$—	$4,366,180	20.23%
Thor Urban Property Fund II, Inc	5,000,000	751,318	4,298,458	19.92%
Exeter Industrial Value Fund, LP	5,000,000	350,000	3,556,504	16.48%
Harrison Street Real Estate Partners I, LP	5,277,700	164,388	1,622,353	7.52%
Legacy Partners Realty Fund I, LLC	2,000,000	—	1,023,653	4.74%
Legg Mason Real Estate Capital II, Inc	1,500,000	—	722,664	3.35%
Barrow Street Real Estate Investment Fund III, LP	4,400,000	217,723	667,443	3.09%
Legacy Partners Realty Fund II, LLC	2,800,000	—	401,513	1.86%
Parmenter Realty Fund III, LP	2,500,000	—	339,183	1.57%
RREEF America REIT III, Inc.(2)	1,500,000	—	289,293	1.34%
Guardian Realty Fund II, LLC	1,500,000	—	29,929	0.14%
Almanac Realty Securities IV, L.P	2,000,000	—	1,938	0.01%
Keystone Property Fund II, LP	2,500,000	—	—	0.00%

Total Private Equity Real Estate Funds (cost $24,548,439)	$40,977,700	$1,483,429	$17,319,111	80.25%

Fixed Income Securities
FHLMC Series 4152, Class UD, Dated 01/01/13, 2.5%, Due 01/15/43	$199,904		$199,687	0.93%
FHLMC Series 3909, Class UA, Dated 08/01/11, 3.5%, Due 08/15/25	98,853		101,916	0.47%
FHLMC Series 3852, Class CP, Dated 05/01/11, 4.5%, Due 10/15/39	84,229		88,106	0.41%
FHLMC Series 3972, Class AB, Dated 12/01/11, 3.5%, Due 05/15/36	24,010		24,710	0.11%
FHLMC Series 2979, Class MC, Dated 05/01/05, 5.0%, Due 05/15/20	6,030		6,289	0.03%
FHLMC Series 3035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35	2,544		2,842	0.01%
FHLMC Series 2780, Class JA, Dated 04/01/04, 4.5%, Due 04/15/19	695		721	0.00%
FHLMC Series 2727, Class PE, Dated 01/01/04, 4.5%, Due 07/15/32	377		378	0.00%
FNMA Series 2013-18, Class KD, Dated 02/01/13, 2.5%, Due 03/25/33	165,189		165,062	0.76%
FNMA Series 2010-15, Class PB, Dated 02/01/10, 5.0%, Due 11/25/37	47,117		47,142	0.22%
FNMA Series 2009-65, Class JY, Dated 08/01/09, 4.5%, Due 09/25/39	34,052		35,871	0.17%
FNMA Series 2003-17, Class HC, Dated 02/01/03, 5.0%, Due 03/25/18	9,533		9,832	0.05%
FNMA Series 2008-74, Class B, Dated 08/01/08, 5.5%, Due 09/25/38	8,417		9,482	0.04%
FNMA Series 1990-118, Class G, Dated 09/01/90, 6.0%, Due 09/25/20	2,632		2,727	0.01%
FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.0%, Due 08/25/18	937		961	0.00%
FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.5%, Due 07/25/34	478		480	0.00%
FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.5%, Due 03/25/33	321		327	0.00%
FNMA Pool Series 0548, Dated 09/01/10, 3.5%, Due 10/01/20	167,806		177,326	0.82%
FNMA Pool Series 687044, Dated 01/01/03, 5.5%, Due 01/01/18	2,624		2,727	0.01%
GNMA Series 2010-162, Class PT, Dated 12/01/10, 2.5%, Due 05/20/39	123,455		125,453	0.58%
GNMA Series 2003-40, Class TD, Dated 05/01/03, 5.0%, Due 03/20/33	4,869		4,956	0.02%
GNMA Series 2008-56, Class DL, Dated 06/01/08, 5.5%, Due 09/20/37	4,487		4,544	0.02%
GNMA Series 2005-85, Class JN, Dated 11/01/05, 5.5%, Due 10/16/32	4,383		4,543	0.02%
GNMA Series 2002-70, Class BL, Dated 10/01/02, 5.5%, Due 07/20/32	4,144		4,297	0.02%
GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.5%, Due 07/20/33	3,543		3,658	0.02%
GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.0%, Due 04/16/29	1,292		1,322	0.01%
GNMA Pool Series 4736, Dated 07/01/10, 4.0%, Due 07/20/40	9,797		10,293	0.05%
Morgan Stanley Liquid Asset Fund, Inc.	812,052		812,052	3.76%

Total Fixed Income Securities (cost $1,856,640)	$1,823,770		1,847,704	8.54%

Total Investments at Fair Value (cost $26,405,079)			$19,166,815	88.79%

See accompanying notes to financial statements.

(1)	Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933.
(2)	A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period.

Statement of Operations

For the Six Months ended September 30, 2015 (Unaudited)

Investment Income
Underlying Funds	$1,242,001
Interest	19,684

Total investment income	1,261,685

Expenses
Management fees	207,313
Professional fees	87,500
Administration fees	66,000
Insurance expenses	25,687
Board of Directors’ fees	20,750
Compliance	18,000
Printing expenses	10,000
Other expenses	5,088

Total operating expenses before reimbursement from Adviser	440,338
Reimbursement from Adviser	(115,600)

Net operating expenses	324,738

Net investment income	936,947
Net realized loss on investments	(15,595)
Net change in unrealized depreciation on investments	(1,056,206)

Net decrease in net assets resulting from operations	$(134,854)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Six Months ended September 30, 2015	Year ended March 31, 2015
	(Unaudited)
Increase (Decrease) in Net Assets resulting from Operations:
Net investment income	$936,947	$847,843
Net realized loss on investments	(15,595)	(31,158)
Net change in unrealized depreciation on investments	(1,056,206)	2,642,401

Net increase (decrease) in net assets resulting from operations	(134,854)	3,459,086

Capital Share Transactions:
Capital redemptions	(300,431)	(64,622)
Return of capital distributions to shareholders	(3,025,625)	(5,098,125)

Net decrease in net assets resulting from capital share transactions	(3,326,056)	(5,162,747)

Net decrease in net assets	(3,460,910)	(1,703,661)
Net Assets, beginning of period	25,038,339	26,742,000

Net Assets, end of period	$21,577,429	$25,038,339

See accompanying notes to financial statements.

Statement of Cash Flows

For the Six Months ended September 30, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(134,854)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investments	15,595
Net change in unrealized depreciation on investments	1,056,206
Increase/decrease in operating assets and liabilities
Proceeds from disposition of investments owned	2,897,859
Due from Underlying Funds	720,888
Accrued interest receivable	1,154
Prepaid expenses and other assets	31,187
Management fees payable	(13,306)
Accrued expenses and other liabilities	(42,988)

Net cash provided by operating activities	4,531,741

Cash Flows from Financing Activities:
Capital redemptions	(300,431)
Return of capital distributions to shareholders	(3,025,625)

Net cash used in financing activities	(3,326,056)

Net increase in cash and cash equivalents	1,205,685
Cash and cash equivalents at:
Beginning of period	1,482,253

End of period	$2,687,938

See accompanying notes to financial statements.

Consolidated Financial Highlights

	Six Months ended
	September 30,	For the Years ended March 31,
	2015	2015	2014	2013	2012	2011
	(Unaudited)
Per share data (for a share outstanding throughout the period)[1]:
Net asset value, beginning of period	$614.06	$654.24	$701.70	$659.02	$655.77	$634.18

Net investment income (loss)	23.16	20.78	19.15	3.46	(11.74)	(10.09)
Net realized loss on investments	(0.39)	(0.76)	(8.98)	(25.80)	(2.59)	(4.34)
Net change in unrealized appreciation (depreciation) on investments	(26.08)	64.80	17.37	65.02	17.58	36.02

Total from operations	(3.31)	84.82	27.54	42.68	3.25	21.59

Return of capital distributions to shareholders	(75.00)	(125.00)	(75.00)	—	—	—

Total distributions to shareholders	(75.00)	(125.00)	(75.00)	—	—	—

Net asset value, end of period	$535.75	$614.06	$654.24	$701.70	$659.02	$655.77

Total return[2]	(0.49)%	15.70%	4.50%	6.48%	0.49%	3.40%

Net assets, end of period	$21,577,429	$25,038,339	$26,742,000	$28,769,860	$27,019,762	$26,886,668

Ratios to average net assets[3]:
Expenses, including expense reimbursement	2.77%	2.83%	3.04%	3.08%	3.08%	2.95%
Expenses, excluding expense reimbursement	3.76%	3.57%	3.73%	3.71%	3.70%	3.71%
Net investment income (loss)	8.00%	3.40%	2.82%	0.52%	(1.76)%	(1.52)%
Portfolio turnover rate	0.00%	0.10%	6.24%	19.58%	18.10%	31.18%

See accompanying notes to financial statements.

[1]	Per share calculations are based on average shares outstanding during the period.
[2]

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

[3]	Ratios do not include expenses of Underlying Fund investments. Ratios are annualized.

Notes to Financial Statements

September 30, 2015 (Unaudited)

(1) Organization

Madison Harbor Balanced Strategies, Inc. (the “Fund”), is a Maryland corporation formed on December 16, 2003, and registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the “Final Closing”). The Fund has elected to be treated as a real estate investment trust (“REIT”) for federal income tax purposes. Pursuant to the Fund’s investment advisory agreement, Aviva Investor Americas, LLC (“Aviva Investors”), a Delaware limited liability company, serves as the adviser of the Fund (the “Adviser”). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the “Underlying Funds”). The Fund’s investment period ended December 31, 2007, and the duration of the Fund, which was originally anticipated to be ten years from the Final Closing, is now anticipated to run through 2018.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (“MHBS-TRS”) for the purpose of holding investments which were expected to include assets and generate income that might not be qualifying assets and income for purposes of the asset and income tests which the Fund is required to meet to maintain its status as a REIT for federal income tax purposes. On December 31, 2013, MHBS-TRS was merged into the Fund pursuant to a resolution adopted by the Board, and all assets and liabilities of MHBS-TRS, including the investment in Barrow Street Real Estate Investment Fund III, were transferred to the Fund.

(2) Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the specialized accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

(c)	Principles of Consolidation

The accompanying financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and, through December 31, 2013, its former wholly-owned subsidiary, MHBS-TRS. MHBS-TRS was 100% owned and controlled by the Fund. All material intercompany transactions and account balances have been eliminated in consolidation.

(d)	Valuation

FAIR VALUE MEASUREMENT – DEFINITION AND HIERARCHY

The Fund provides disclosures about investments that are measured and reported at fair value using a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment. Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

•

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

Money Market Securities. Money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund’s investments in money market securities are categorized in Level 1 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund’s investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

Investments in Private Equity Real Estate Funds. The Fund’s investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently or not at all, and, therefore, the fair value is unobservable.

The Fund’s net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value of investments as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

In determining fair value, the Board uses a multi-step valuation process each quarter, as follows:

(i)	The first step of the process is a review and analysis conducted by the Adviser of the reported net asset value of each of the Underlying Funds. This includes a review of the Underlying Fund’s latest financial statements and an analysis of its real estate portfolio and the methodologies and assumptions, including discount rates and exit cap rates (the ratio of projected net operating income to terminal sales price), used by each Underlying Fund in the valuation of the portfolio. Since the Underlying Funds generally do not issue their financial statements until 45 to 90 days after quarter-end and the Fund seeks to issue its net asset value within 30 days of quarter-end, the Adviser by necessity generally relies on prior quarter financial information.

(ii)	The results of this review and analysis are compiled by the Adviser and consideration is given to subsequent events at each Underlying Fund and within the real estate markets in which they invest, and to events and conditions in the broader real estate market and economy.

(iii)	The Adviser then calculates a discount rate for each Underlying Fund using external data including market interest rates at the current quarter-end and lending spreads for specific real estate property types, and an estimated cost of equity rate based on the specific Underlying Fund. The Adviser also reviews the exit cap rate and other assumptions used by each Underlying Fund. A fair value is then determined for each Underlying Fund based on the Adviser’s internally derived discount and exit cap rates.

(iv)	The results of this analysis are detailed in a Valuation Memorandum which is reviewed and, subject to any revisions, approved at a meeting of the Valuation Committee of the Board of Directors.

(v)	The Valuation Committee then provides a recommendation to the full Board of Directors for their review and approval.

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments at September 30, 2015:

Unobservable
	Fair Value	Inputs	Range

Private Equity Real Estate Funds	$17,319,111	Discount Rates	6.93% - 25.00%
		Exit Cap Rates	5.49% - 8.41%
		Cost of Equity Rates	12.50% - 25.00%

Changes in discount rates, exit cap rates or cost of equity rates, each in isolation, may change the fair value of the Fund’s Private Equity Real Estate investments. Generally, an increase in discount rates and cost of equity will result in a decrease in the fair value of Private Equity Real Estate investments.

(e)	Income and Expense Recognition

Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser’s management fee, fees paid to the Fund’s administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors’ and officers’ insurance and travel expenses incurred on the Fund’s behalf.

In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser’s management fees, offering costs, taxes and extraordinary items exceed 1.00% of the Fund’s average month-end net asset value for the fiscal year (the “Expense Reimbursement Methodology”), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the “Expense Reimbursement”). The Fund notes that its private placement memorandum stated that “in the event that [the Fund’s] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund’s] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund’s] net asset value,” (the “Stated Methodology”). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund’s shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement

Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it had been in the market environment in 2009 and 2010, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

The total expenses of the Fund, excluding management fees, offering costs, taxes and extraordinary items, for the six months ended September 30, 2015, were $232,383, and the Expense Reimbursement for the period was $115,600.

(f)	Income Taxes

The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005, and thereafter and it is management’s intention to adhere to these requirements and maintain the Fund’s REIT status.

As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on income taxes, should any be taken, would be classified as interest and other expense, respectively.

(g)	Distributions to Shareholders

Distributions to shareholders are recorded on the record date.

(h)	Cash and Cash Equivalents

The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits. In the event of a financial institution’s insolvency, the recovery of cash may be limited.

(3) Capital Share Transactions

As of September 30, 2015, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund’s common stock were initially sold at a price of $1,000 per share. The Fund’s shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund’s outstanding shares. The Fund did not make a tender offer during the six months ended September 30, 2015 or year ended March 31, 2015, but did, at the discretion of the Board and pursuant to the terms of the Fund’s private placement memorandum, repurchase 500 shares for $300,431 during the six months ended September 30, 2015, and 100 shares for $64,622, during the year ended March 31, 2015, from the estates of deceased shareholders.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund’s shares in connection with the servicing of investors. This amount currently ranges between 0.325% and 0.650% of net asset value annually.

As of September 30, 2015, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) Investments

As of September 30, 2015, the Fund had committed an aggregate of $42,455,700 to 14 Underlying Funds, of which 13 Underlying Funds with commitments totaling $40,977,700 remain in the portfolio. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit, but has indefinitely suspended, redemptions. As of September 30, 2015, total unfunded commitments to Underlying Funds were $1,483,429.

The cost of investments in, and distributions received from, Underlying Funds, for the six months ended September 30, 2015, were $0 and $2,688,482, respectively. All such distributions received from Underlying Funds were non-recallable return of capital. The cost of purchases and the proceeds from sales and repayments of fixed-income securities were $0 and $229,377, respectively, for the six months ended September 30, 2015. At September 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2015, net unrealized appreciation (depreciation) on investments in Underlying Funds was ($7,229,328) (gross unrealized appreciation of $3,743,672 and gross unrealized depreciation of $10,973,000), and net unrealized appreciation (depreciation) on fixed-income securities was ($8,935) (gross unrealized appreciation of $2,069 and gross unrealized depreciation of $11,005).

FAIR VALUE MEASUREMENTS

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy. See Note 2 for a discussion of the Fund’s policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund’s assets measured at fair value on a recurring basis as of September 30, 2015.

Assets Measured at Fair Value on a Recurring Basis as of September 30, 2015

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Other Unobservable Inputs	Balance as of September 30, 2015
	(Level 1)	(Level 2)	(Level 3)
Fixed Income Securities:
Money Market Fund	$812,052	$—	$—	$812,052
U.S. Agency Securities	—	1,035,652	—	1,035,652
Private Equity Real Estate Funds	—	—	17,319,111	17,319,111

Total	$812,052	$1,035,652	$17,319,111	$19,166,815

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis for period ended September 30, 2015

	Beginning Balance	Realized Gains (Losses)[1]	Unrealized Gains (Losses)[1]	Total Realized and Unrealized Gains (Losses)[1,2]	Purchase, Sales, Other Settlements and Issuances, Net	Ending Balance
Private Equity Real Estate Funds	$21,042,798	$—	$(1,055,205)	$(1,055,205)	$(2,668,482)	$17,319,111

[1]

Realized and unrealized gains (losses) are included in net realized gains (losses) on investments and net changes in unrealized appreciation (depreciation) on investments in the statement of operations.

[2]	Excludes $1,242,001 of investment income included in the statement of operations.

The total change in unrealized appreciation (depreciation) included in the statement of operations attributed to Level 3 investments still held at September 30, 2015, was ($1,055,205).

During the six months ended September 30, 2015 and the year ended March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities and no significant changes to the Fund’s fair valuation methodologies.

(5) Investment Advisory Fees

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the “Managed Account”). Gross management fees for the six months ended September 30, 2015, were equal to 1.77% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was 0.78%. Gross management fees for the year ended March 31, 2015, were equal to 1.82% of the Fund’s average net assets, and the effective management fee rate, net of the Expense Reimbursement, was 1.08%.

(6) Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six months ended September 30, 2015, and the year ended March 31, 2015, the Fund incurred Administration fees of $66,000 and $131,510, respectively, which equate to the minimum fee.

(7) Distributions to Shareholders

For the six months ended September 30, 2015, and the year ended March 31, 2015, the Fund had no distributable earnings, and at the end of each of these periods the Fund had no undistributed ordinary income.

For the six months ended September 30, 2015, the Fund declared and paid distributions of $75.00 per share, equal to $3,025,625. For the year ended March 31, 2015, the Fund declared and paid distributions of $125.00 per share, equal to $5,098,125. These distributions represented a return of capital to shareholders.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund’s tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

(8) Subsequent Events

On October 23, 2015, the Fund declared a distribution of $50.00 per share payable on November 13, 2015, to shareholders of record on November 6, 2015. It is anticipated that this distribution will be treated as a return of capital for U.S. federal tax purposes.

Subsequent to September 30, 2015, the following distributions were received from Underlying Funds:

Underlying Fund	Transaction	Amount	Date
Exeter Industrial Value Fund, L.P.	Distribution	$105,042	October 30, 2015
RREEF America REIT III, Inc.	Distribution	125,165	October 30, 2015
Legg Mason Real Estate Capital II, Inc.	Distribution	187,500	November 10, 2015
Legg Mason Real Estate Capital II, Inc.	Distribution	27,450	November 13, 2015

Investment Advisory Agreement

Aviva Investors Americas, LLC (“Aviva Investors” or the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “1940 Act”), serves, subject to the overall supervision of the Fund’s Board of Directors (the “Board”), as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) entered into on the same terms as the investment advisory agreement originally executed by and between Aviva Investors North America, Inc. (“AINA”) and the Fund, dated April 28, 2008. Prior to May 2013, the Investment Advisory Agreement was by and between AINA and the Fund. In May 2013, AINA’s parent, Aviva plc, sold its U.S. insurance business, Aviva USA, to a third-party buyer. AINA was a wholly owned subsidiary of Aviva USA and was included in the sale, however the business of managing the Fund was not sold and Aviva plc formed a new investment adviser registered under the 1940 Act, Aviva Investors, to manage the Fund after the sale was consummated. At that time the individuals responsible for performing investment advisory services were transferred from AINA to Aviva Investors and Aviva Investors mirrors AINA’s former operation in terms of personnel, structure and management. The Fund’s Board approved the transfer of the Fund’s investment advisory agreement to Aviva Investors.

At an October 23, 2015, meeting of the Board, the Board, including a majority of the directors who are not “interested persons” of the Fund as defined under the Investment Company Act of 1940, as amended (the “Disinterested Directors”) voting in person, voted to approve the renewal of the Investment Advisory Agreement for an additional year.

In connection with this renewal, and in accordance with the requirements of the 1940 Act, the Board reviewed materials furnished by Aviva Investors, including information regarding its affiliates and its personnel, operations and financial condition. The Board likewise considered, among other things, the following material factors during their review of the renewal of the Investment Advisory Agreement:

¡	the nature, extent and quality of the services to be provided to the Fund by the Adviser;

¡	the investment performance of the Fund and Adviser;

¡	the cost of the services to be provided and profits or losses to be realized by the Adviser and its affiliates from the relationship with the Fund;

¡	comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;

¡	the Fund’s projected operating expenses and expense ratio compared to funds with similar investment objectives;

¡	any existing and potential sources of indirect income to the Adviser and its affiliates from their relationships with the Fund and the profitability of those relationships;

¡	information about the services performed and the personnel performing such services under the Investment Advisory Agreement;

¡	the organizational capability and financial condition of the Adviser and its affiliates;

¡	the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Adviser, and

¡	possible alternative fees structures or bases for determining fees.

In connection with the Board’s consideration of the renewal of the Investment Advisory Agreement, the Disinterested Directors considered the comparative fees and expenses and concluded that the fees to be charged by Aviva Investors were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Board, including a majority of the Disinterested Directors, based on the information reviewed and the discussions, concluded that renewal of the Investment Advisory Agreement was in the best interests of the Fund’s shareholders. Based upon the wide variety of information considered by the Board in evaluating the Investment Advisory Agreement, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to the factors they considered. In addition, different members of the Board may have given different weight to different factors.

Management Team and Independent Directors1

Senior Management Team

Edward M. Casal, 58, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Chief Executive Officer of Global Real Estate at Aviva Investors. Mr. Casal has over 30 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions. Mr. Casal is a Director of Parkway Properties, Inc.

Russell H. Bates, 48, President. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Indirect Real Estate Group at Aviva Investors. Mr. Bates has over 20 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the Pension Real Estate Association, the Urban Land Institute and the International Council of Shopping Centers.

Independent Directors of the Fund

Cydney C. Donnell, 55, is an Executive Professor, Associate Department Head-Finance Department and Director of Real Estate Programs at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell is Chair of the Fund’s Valuation Committee and also serves on the Audit and Nominating & Compensation Committees.

Stanley R. Perla, CPA, 72, has over 40 years of public and private real estate audit and accounting experience, including a 35 year career at Ernst & Young, the last 25 of which as Partner. He served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. Most recently, Mr. Perla was Managing Partner at Cornerstone Accounting Group, a public accounting firm specializing in real estate and prior to that he served as Director of Internal Audit at Vornado Realty Trust. He is a Director and Chair of the Audit Committee at American Realty Capital Fund V, American Realty Capital Real Estate Income Fund and American Realty Capital Hospitality Trust, and a Director of GTJ REIT, Inc. Mr. Perla is Chair of the Fund’s Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.

Leland R. Speed, 83, serves as a Director and Chairman of the Board of New York Stock Exchange listed real estate investment trust EastGroup Properties, Inc. He was previously a Director and Chairman of the Board of Parkway Properties, Inc., and served as Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund’s Audit and Nominating & Compensation Committees.

[1]	All directors of the Fund have served since the Fund’s inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than noted above. Additional information regarding the directors and officers of the Fund may be found in the Fund’s most recently filed Form N-CSR, which is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Madison Harbor Balanced Strategies, Inc.

1177 Avenue of the Americas, 44th Floor

New York, NY 10036

For more information,

please call 212.380.5500

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission’s website at http://www.sec.gov. However, since the Fund’s strategy consists of investing in real estate private equity funds (“Underlying Funds”), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

Item 2.	Code of Ethics.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 5.	Audit Committee of Listed Registrants.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There was no change in Portfolio Managers during the period.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable. Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares or any other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S.C. 781).

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Harbor Balanced Strategies, Inc.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Edward M. Casal
Edward M. Casal
Chief Executive Officer

Date: December 7, 2015

By	/s/ Michael Fortier
Michael Fortier Chief Financial Officer

Date: December 7, 2015